                                                                   EXHIBIT 10.15

                       FIRST AMENDMENT TO CREDIT AGREEMENT


         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (herein called this "Amendment") made as of October 15, 2002 by and among PREFERRED HOME MORTGAGE COMPANY, a Florida corporation ("Preferred"), TECHNICAL MORTGAGE, L.P., a Texas limited partnership ("Technical Mortgage"; Preferred and Technical Mortgage, collectively "Borrowers"), and GUARANTY BANK ("Lender").

                              W I T N E S S E T H:

         WHEREAS, Borrowers and Lender have entered into that certain Credit Agreement dated as of August 1, 2002 (as heretofore amended, the "Original Credit Agreement"), for the purposes and consideration therein expressed, pursuant to which Lender became obligated to make loans to Borrowers as therein provided; and

         WHEREAS, Borrowers and Lender desire to amend the Original Credit Agreement as provided herein;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Credit Agreement, in consideration of the loans which may hereafter be made by Lender to Borrowers, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:


                                   ARTICLE I.

                           Definitions and References

         ss. 1.1. Terms Defined in the Original Credit Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Credit Agreement shall have the same meanings whenever used in this Amendment.

         ss. 1.2. Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this ss.1.2.

                  "Amendment" has the meaning set forth in the introductory paragraph hereto.


                                    FIRST AMENDMENT TO RESTATED CREDIT AGREEMENT

                  "Amendment Documents" means, collectively, this Amendment, the Renewal Note and the confirmation by Guarantor with respect to this Amendment.

                  "Credit Agreement" means the Original Credit Agreement as amended hereby.

                  "Original Omnibus Certificate" means the Omnibus Certificate dated August 1, 2002 executed and delivered by officers of Borrowers pursuant to the Original Credit Agreement.

                  "Renewal Note" means, collectively, a promissory note in the form attached hereto as Exhibit A-1 and a promissory note in the form attached hereto as Exhibit A-2.

                                   ARTICLE II.

                     Amendments to Original Credit Agreement

         ss. 2.1. Definitions. The definition of "Commitment" in Section 1.1 of the Original Credit Agreement is hereby amended in its entirety to read as follows:

                  "'COMMITMENT' means on any day, the obligation of Lender to make Loans to Borrowers pursuant to Section 2.1 hereof in an aggregate outstanding amount not to exceed $40,000,000 at any time."

         ss. 2.3. Exhibits. Exhibits A-1 and A-2 (Form of Note) attached to this Agreement are hereby substituted for Exhibits A-1 and A-2 to the Original Credit Agreement.

                                  ARTICLE III.

                           Conditions of Effectiveness

         ss. 3.1. Effective Date. This Amendment shall become effective as of the date first above written when and only when Lender shall have received, at Lender's office,

                  (a)      a duly executed counterpart of this Amendment,

                  (b)      the Renewal Note,

                  (c) a duly executed Consent and Agreement in the form of Exhibit B hereto,

                  (d) a duly executed certificate of the president - chief executive officer and secretary of Preferred certifying that (i) the specimen signatures of certain duly elected, qualified


                                 2 FIRST AMENDMENT TO RESTATED CREDIT AGREEMENT and acting officers of Preferred which are attached to the certificate are true and correct, (ii) resolutions of its board of directors attached to the Original Omnibus Certificate authorizing the execution, delivery, and performance of this Amendment are in full force and effect, (iii) the Articles of Incorporation and Bylaws of Preferred attached to the Original Omnibus Certificate have not been amended since the date of such Certificate,

                  (e) a duly executed certificate of the president - chief executive officer and secretary of TM Investments, L.L.C., the general partner of Technical Mortgage ("General Partner") certifying that (i) the specimen signatures of certain duly elected, qualified and acting officers of General Partner which are attached to the certificate are true and correct, (ii) resolutions of the board of directors of Preferred by its authority as managing member of General Partner, attached to the Original Omnibus Certificate authorizing the execution, delivery, and performance of this Amendment are in full force and effect, (iii) the Articles of Organization and Members' Agreement of General Partner attached to the Original Omnibus Certificate have not been amended since the date of such Certificate, and (iv) the Certificate of Limited Partnership and the Amended and Restated Agreement of Limited Partnership of Technical Mortgage have not been amended since the date of such Certificate,

                  (f) a written opinion of Borrowers' counsel, addressed to Lender and in form and substance satisfactory to Lender, to the effect that (a) this Amendment and the other documents executed and delivered pursuant hereto have been duly executed and delivered by each Borrower that is a party thereto and (b) each power of attorney signed by each Borrower under which such documents have been executed and delivered has been duly authorized, executed and delivered by such Borrower and duly appoints the attorney therein as the lawful attorney for such Borrower for the purposes stated therein, and

                  (g) each other document to be executed and delivered by Borrowers pursuant hereto or thereto.

                                   ARTICLE IV.

                         Representations and Warranties

         ss. 4.1. Representations and Warranties of Borrowers. In order to induce Lender to enter into this Amendment, each Borrower represents and warrants to Lender that:

                  (a)      The representations and warranties contained in
         Article IV of the Original Credit Agreement are true and correct at and as of the time of the effectiveness hereof;

                  (b) Each Borrower is duly authorized to execute and deliver this Amendment and the other Amendment Documents and is and will continue to be duly authorized to borrow and


                                  3 FIRST AMENDMENT TO RESTATED CREDIT AGREEMENT
         to perform its obligations under the Credit Agreement. Each Borrower has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and the other Amendment Documents and to authorize the performance of the obligations of such Borrower hereunder and thereunder;

                  (c) The execution and delivery by each Borrower of this Amendment and the other Amendment Documents, the performance by such Borrower of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby do not and will not conflict with any provision of law, statute, rule or regulation or of the articles of incorporation and bylaws of such Borrower, or of any material agreement, judgment, license, order or permit applicable to or binding upon such Borrower, or result in the creation of any lien, charge or encumbrance upon any assets or properties of such Borrower. Except for those which have been duly obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by either Borrower of this Amendment and the other Amendment Documents or to consummate the transactions contemplated hereby and thereby;

                  (d) When duly executed and delivered, each of this Amendment and the other Amendment Documents will be a legal and binding instrument and agreement of each Borrower, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency and similar laws applying to creditors' rights generally and by principles of equity applying to creditors' rights generally; and

                  (e) The draft of audited annual Consolidated financial statements of Borrowers dated as of December 31, 2001 and the unaudited quarterly Consolidated financial statements of Borrowers dated as of June 30, 2002 fairly present the Consolidated financial position at such dates and the Consolidated statement of operations and the changes in Consolidated financial position for the periods ending on such dates for Borrowers. Copies of such financial statements have heretofore been delivered to Bank. Since such dates no material adverse change has occurred in the financial condition or businesses or in the Consolidated financial condition or businesses of Borrowers.

                                   ARTICLE V.

                                  Miscellaneous

         ss. 5.1. Ratification of Agreement and Guaranties.

                  (a) The Original Credit Agreement as hereby amended is hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Loan Document shall be deemed to refer to this Amendment also. Any reference to the Note in any other Loan Document shall be deemed to be a


                                  4 FIRST AMENDMENT TO RESTATED CREDIT AGREEMENT
         reference to the Renewal Note issued and delivered pursuant to this Amendment. The execution, delivery and effectiveness of this Amendment, the other Amendment Documents, shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lender under the Credit Agreement or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

                  (b) Each Borrower hereby ratifies and confirms the Guaranty dated as of August 1, 2002 made by it for the benefit of Lender covering the Obligations of the other Borrower, and agrees that its obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.

         ss. 5.2. Survival of Agreements. All representations, warranties, covenants and agreements of Borrowers herein shall survive the execution and delivery of this Amendment and the performance hereof, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by Borrowers hereunder or under the Credit Agreement to Lender shall be deemed to constitute representations and warranties by, or agreements and covenants of, Borrowers under this Amendment and under the Credit Agreement.

         ss. 5.3. Loan Documents. This Amendment and the other Amendment Documents are each a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto and thereto.

         ss. 5.4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and any applicable laws of the United States of America in all respects, including construction, validity and performance.

         ss. 5.5. Counterparts; Fax. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment. This Amendment may be duly executed by facsimile or other electronic transmission.

         THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]


                                  5 FIRST AMENDMENT TO RESTATED CREDIT AGREEMENT

         IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.


BORROWERS:                       PREFERRED HOME MORTGAGE COMPANY




                                 By:  /s/ J. Eric Rome
                                      ------------------------------------------
                                      Name: J. Eric Rome
                                      Title: Attorney-in-Fact


                                 TECHNICAL MORTGAGE, L.P.

                                 By: TM INVESTMENTS, L.L.C., its General Partner


                                     By: /s/ J. Eric Rome
                                        ----------------------------------------
                                        Name: J. Eric Rome
                                        Title: Attorney-in-Fact


LENDER:                          GUARANTY BANK


                                 By: /s/ Carolyn Eskridge
                                     -------------------------------------------
                                     Carolyn Eskridge
                                     Senior Vice President


                                    FIRST AMENDMENT TO RESTATED CREDIT AGREEMENT

                                                                     EXHIBIT A-1


                                 PROMISSORY NOTE


$40,000,000                       Dallas, Texas                 October 15, 2002


         FOR VALUE RECEIVED, the undersigned, PREFERRED HOME MORTGAGE COMPANY, a Florida corporation ("Borrower"), promises to pay to the order of GUARANTY BANK (herein called "Lender"), the principal sum of Forty Million Dollars ($40,000,000) or, if less, the aggregate unpaid principal amount of the Loans made under this Note by Lender to Borrower pursuant to the terms of the Credit Agreement (as hereinafter defined), together with interest on the unpaid principal balance thereof as hereinafter set forth, both principal and interest payable as herein provided in lawful money of the United States of America at the offices of the Lender, 8333 Douglas Avenue, Dallas, Texas or at such other place within Dallas County, Texas, as from time to time may be designated by the holder of this Note.

         This Note (a) is issued and delivered under that certain Credit Agreement dated as of August 1, 2002 among Borrower, Technical Mortgage, L.P. and Lender (herein, as from time to time supplemented, amended or restated, called the "Credit Agreement"), and is a Note as defined therein, (b) is subject to the terms and provisions of the Credit Agreement, which contains provisions for payments and prepayments hereunder and acceleration of the maturity hereof upon the happening of certain stated events, and (c) is secured by and entitled to the benefits of certain Security Instruments (as identified and defined in the Credit Agreement). Payments on this Note shall be made and applied as provided herein and in the Credit Agreement. Reference is hereby made to the Credit Agreement for a description of certain rights, limitations of rights, obligations and duties of the parties hereto and for the meanings assigned to terms used and not defined herein and to the Security Instruments for a description of the nature and extent of the security thereby provided and the rights of the parties thereto. This Note is executed in renewal, modification and extension of, but not in extinguishment or novation of, the indebtedness of Borrower owing to Lender pursuant to that certain Promissory Note dated August 1, 2002, in the stated principal amount of $30,000,000 executed by Borrower and payable to the order of Lender.

         The principal amount of this Note, together with all interest accrued hereon, shall be due and payable in full on the Drawdown Termination Date.

         So long as no Event of Default has occurred and is continuing, all Base Rate Loans (exclusive of any past due principal or interest) from time to time outstanding shall bear interest on each day outstanding at the Base Rate in effect on such day. If an Event of Default has occurred and is continuing, all Base Rate Loans (exclusive of any past due principal or interest) from time to time


                                    FIRST AMENDMENT TO RESTATED CREDIT AGREEMENT
outstanding shall bear interest on each day outstanding at the applicable Default Rate in effect on such day. On the fifteenth (15th) day of each calendar month, beginning on the fifteenth (15th) day of the calendar month immediately following the calendar month in which this Note is executed, Borrower shall pay to the holder hereof all unpaid interest which has accrued on all Base Rate Loans through and including the last day of the immediately preceding calendar month.

         So long as no Event of Default has occurred and is continuing, each Eurodollar Loan (exclusive of any past due principal or interest) shall bear interest on each day during the related Interest Period at the related Adjusted Eurodollar Rate in effect on such day. If an Event of Default has occurred and is continuing, all Eurodollar Loans (exclusive of any past due principal or interest) from time to time outstanding shall bear interest on each day outstanding at the applicable Default Rate in effect on such day. On the last day of the related Interest Period, Borrower shall pay to the holder hereof all unpaid interest which has accrued on such Eurodollar Loan to but not including such day; provided that if an Event of Default exists under Section 7.1(a) of the Credit Agreement, on the fifteenth (15th) day of each calendar month Borrower shall pay to the holder hereof all unpaid interest which has accrued on such Eurodollar Loan through and including the last day of the immediately preceding calendar month. All past due principal of and past due interest on the Loans shall bear interest on each day outstanding at the applicable Default Rate in effect on such day, and such interest shall be due and payable daily as it accrues. Notwithstanding the foregoing provisions of this paragraph: A. this Note shall never bear interest in excess of the Maximum Rate, and B. if at any time the rate at which interest is payable on this Note is limited by the Maximum Rate (by the foregoing subsection (a) or by reference to the Maximum Rate in the definitions of Base Rate, Eurodollar Rate, and Default Rate), this Note shall bear interest at the Maximum Rate and shall continue to bear interest at the Maximum Rate until such time as the total amount of interest accrued hereon equals (but does not exceed) the total amount of interest which would have accrued hereon had there been no Maximum Rate applicable hereto.

         Notwithstanding the foregoing paragraph and all other provisions of this Note, in no event shall the interest payable hereon, whether before or after maturity, exceed the maximum amount of interest which, under applicable law, may be charged on this Note, and this Note is expressly made subject to the provisions of the Credit Agreement which more fully set out the limitations on how interest accrues hereon. In the event applicable law provides for a ceiling under Section 303 of the Texas Finance Code, that ceiling shall be the weekly rate ceiling and shall be used in this Note for calculating the Maximum Rate and for all other purposes. The term "applicable law" as used in this Note shall mean the laws of the State of Texas or the laws of the United States, whichever laws allow the greater interest, as such laws now exist or may be changed or amended or come into effect in the future.

         If this Note is placed in the hands of an attorney for collection after default, or if all or any part of the indebtedness represented hereby is proved, established or collected in any court or in any bankruptcy, receivership, debtor relief, probate or other court proceedings, Borrower and all endorsers, sureties and guarantors of this Note jointly and severally agree to pay reasonable attorneys' fees and collection costs to the holder hereof in addition to the principal and interest payable hereunder.


                                  2 FIRST AMENDMENT TO RESTATED CREDIT AGREEMENT

         Except as otherwise provided in the Credit Agreement, Borrower and all endorsers, sureties and guarantors of this Note hereby severally waive demand, presentment, notice of demand and of dishonor and nonpayment of this Note, protest, notice of protest, notice of intention to accelerate the maturity of this Note, declaration or notice of acceleration of the maturity of this Note, diligence in collecting, the bringing of any suit against any party and any notice of or defense on account of any extensions, renewals, partial payments or changes in any manner of or in this Note or in any of its terms, provisions and covenants, or any releases or substitutions of any security, or any delay, indulgence or other act of any trustee or any holder hereof, whether before or after maturity.

         No waiver by Lender of any of its rights or remedies hereunder or under any other document evidencing or securing this Note or otherwise shall be considered a waiver of any other subsequent right or remedy of Lender; no delay or omission in the exercise or enforcement by Lender of any rights or remedies shall ever by construed as a waiver of any right or remedy of Lender; and no exercise or enforcement of any such rights or remedies shall ever be held to exhaust any right or remedy of Lender.

         Borrower reserves the right to prepay the outstanding principal balance of this Note, in whole or in part at any time and from time to time without premium or penalty, in accordance with the terms of the Credit Agreement.


            [THE BALANCE OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]



                                  3 FIRST AMENDMENT TO RESTATED CREDIT AGREEMENT

         THIS NOTE AND THE RIGHTS AND DUTIES OF THE PARTIES HERETO SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS, EXCEPT TO THE EXTENT THE SAME ARE GOVERNED BY APPLICABLE FEDERAL LAW.



                                             PREFERRED HOME MORTGAGE COMPANY



                                             By:
                                                 ------------------------------
                                                 Name:
                                                 Title:




THE STATE OF                      )
            --------------------- )
COUNTY OF                         )
          -----------------------


         This instrument was acknowledged before me on _________________, 2002, by ___________________________, ___________________ of PREFERRED HOME MORTGAGE
COMPANY, a Florida corporation, on behalf of said corporation.



                                            ------------------------------------
                                            Notary Public, State of
                                                                    ------------

                                            ------------------------------------
                                                     (printed name)

My Commission Expires:


------------------------


                                  4 FIRST AMENDMENT TO RESTATED CREDIT AGREEMENT

                                                                     EXHIBIT A-2


                                 PROMISSORY NOTE


$40,000,000                        Dallas, Texas                October 15, 2002


FOR VALUE RECEIVED, the undersigned, TECHNICAL MORTGAGE, L.P., a Texas limited partnership ("Borrower"), promises to pay to the order of GUARANTY BANK (herein called "Lender"), the principal sum of Forty Million Dollars ($40,000,000) or, if less, the aggregate unpaid principal amount of the Loans made under this Note by Lender to Borrower pursuant to the terms of the Credit Agreement (as hereinafter defined), together with interest on the unpaid principal balance thereof as hereinafter set forth, both principal and interest payable as herein provided in lawful money of the United States of America at the offices of the Lender, 8333 Douglas Avenue, Dallas, Texas or at such other place within Dallas County, Texas, as from time to time may be designated by the holder of this Note.

         This Note (a) is issued and delivered under that certain Credit Agreement dated as of August 1, 2002 among Borrower, Preferred Home Mortgage Company and Lender (herein, as from time to time supplemented, amended or restated, called the "Credit Agreement"), and is a Note as defined therein, (b) is subject to the terms and provisions of the Credit Agreement, which contains provisions for payments and prepayments hereunder and acceleration of the maturity hereof upon the happening of certain stated events, and (c) is secured by and entitled to the benefits of certain Security Instruments (as identified and defined in the Credit Agreement). Payments on this Note shall be made and applied as provided herein and in the Credit Agreement. Reference is hereby made to the Credit Agreement for a description of certain rights, limitations of rights, obligations and duties of the parties hereto and for the meanings assigned to terms used and not defined herein and to the Security Instruments for a description of the nature and extent of the security thereby provided and the rights of the parties thereto. This Note is executed in renewal, modification and extension of, but not in extinguishment or novation of, the indebtedness of Borrower owing to Lender pursuant to that certain Promissory Note dated August 1, 2002, in the stated principal amount of $30,000,000 executed by Borrower and payable to the order of Lender.

         The principal amount of this Note, together with all interest accrued hereon, shall be due and payable in full on the Drawdown Termination Date.

         So long as no Event of Default has occurred and is continuing, all Base Rate Loans (exclusive of any past due principal or interest) from time to time outstanding shall bear interest on each day outstanding at the Base Rate in effect on such day. If an Event of Default has occurred and is continuing, all Base Rate Loans (exclusive of any past due principal or interest) from time to time


                                    FIRST AMENDMENT TO RESTATED CREDIT AGREEMENT
outstanding shall bear interest on each day outstanding at the applicable Default Rate in effect on such day. On the fifteenth (15th) day of each calendar month, beginning on the fifteenth (15th) day of the calendar month immediately following the calendar month in which this Note is executed, Borrower shall pay to the holder hereof all unpaid interest which has accrued on all Base Rate Loans through and including the last day of the immediately preceding calendar month.

         So long as no Event of Default has occurred and is continuing, each Eurodollar Loan (exclusive of any past due principal or interest) shall bear interest on each day during the related Interest Period at the related Adjusted Eurodollar Rate in effect on such day. If an Event of Default has occurred and is continuing, all Eurodollar Loans (exclusive of any past due principal or interest) from time to time outstanding shall bear interest on each day outstanding at the applicable Default Rate in effect on such day. On the last day of the related Interest Period, Borrower shall pay to the holder hereof all unpaid interest which has accrued on such Eurodollar Loan to but not including such day; provided that if an Event of Default exists under Section 7.1(a) of the Credit Agreement, on the fifteenth (15th) day of each calendar month Borrower shall pay to the holder hereof all unpaid interest which has accrued on such Eurodollar Loan through and including the last day of the immediately preceding calendar month. All past due principal of and past due interest on the Loans shall bear interest on each day outstanding at the applicable Default Rate in effect on such day, and such interest shall be due and payable daily as it accrues. Notwithstanding the foregoing provisions of this paragraph: a. this Note shall never bear interest in excess of the Maximum Rate, and b. if at any time the rate at which interest is payable on this Note is limited by the Maximum Rate (by the foregoing subsection (a) or by reference to the Maximum Rate in the definitions of Base Rate, Eurodollar Rate, and Default Rate), this Note shall bear interest at the Maximum Rate and shall continue to bear interest at the Maximum Rate until such time as the total amount of interest accrued hereon equals (but does not exceed) the total amount of interest which would have accrued hereon had there been no Maximum Rate applicable hereto.

         Notwithstanding the foregoing paragraph and all other provisions of this Note, in no event shall the interest payable hereon, whether before or after maturity, exceed the maximum amount of interest which, under applicable law, may be charged on this Note, and this Note is expressly made subject to the provisions of the Credit Agreement which more fully set out the limitations on how interest accrues hereon. In the event applicable law provides for a ceiling under Section 303 of the Texas Finance Code, that ceiling shall be the weekly rate ceiling and shall be used in this Note for calculating the Maximum Rate and for all other purposes. The term "applicable law" as used in this Note shall mean the laws of the State of Texas or the laws of the United States, whichever laws allow the greater interest, as such laws now exist or may be changed or amended or come into effect in the future.

         If this Note is placed in the hands of an attorney for collection after default, or if all or any part of the indebtedness represented hereby is proved, established or collected in any court or in any bankruptcy, receivership, debtor relief, probate or other court proceedings, Borrower and all endorsers, sureties and guarantors of this Note jointly and severally agree to pay reasonable attorneys' fees and collection costs to the holder hereof in addition to the principal and interest payable hereunder.



                                  2 FIRST AMENDMENT TO RESTATED CREDIT AGREEMENT

         Except as otherwise provided in the Credit Agreement, Borrower and all endorsers, sureties and guarantors of this Note hereby severally waive demand, presentment, notice of demand and of dishonor and nonpayment of this Note, protest, notice of protest, notice of intention to accelerate the maturity of this Note, declaration or notice of acceleration of the maturity of this Note, diligence in collecting, the bringing of any suit against any party and any notice of or defense on account of any extensions, renewals, partial payments or changes in any manner of or in this Note or in any of its terms, provisions and covenants, or any releases or substitutions of any security, or any delay, indulgence or other act of any trustee or any holder hereof, whether before or after maturity.

         No waiver by Lender of any of its rights or remedies hereunder or under any other document evidencing or securing this Note or otherwise shall be considered a waiver of any other subsequent right or remedy of Lender; no delay or omission in the exercise or enforcement by Lender of any rights or remedies shall ever by construed as a waiver of any right or remedy of Lender; and no exercise or enforcement of any such rights or remedies shall ever be held to exhaust any right or remedy of Lender.

         Borrower reserves the right to prepay the outstanding principal balance of this Note, in whole or in part at any time and from time to time without premium or penalty, in accordance with the terms of the Credit Agreement.



            [THE BALANCE OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]


                                  3 FIRST AMENDMENT TO RESTATED CREDIT AGREEMENT

         THIS NOTE AND THE RIGHTS AND DUTIES OF THE PARTIES HERETO SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS, EXCEPT TO THE EXTENT THE SAME ARE GOVERNED BY APPLICABLE FEDERAL LAW.



                                         TECHNICAL MORTGAGE, L.P.

                                         BY: TM INVESTMENTS, L.L.C., its General
                                             Partner



                                             By:
                                                --------------------------------
                                                Name:
                                                Title:




THE STATE OF                )
            --------------- )
COUNTY OF                   )
          -----------------


         This instrument was acknowledged before me on _______________, 2002, by ______________________, _______________________ of TM INVESTMENTS, L.L.C., a
Texas limited liability company, the general partner of TECHNICAL MORTGAGE, L.P., a Texas limited partnership, on behalf of said partnership.


                                          --------------------------------------
                                          Notary Public, State of
                                                                  --------------

                                          --------------------------------------
                                          (printed name)


My Commission Expires:


------------------------



                                  4 FIRST AMENDMENT TO RESTATED CREDIT AGREEMENT

                                                                       EXHIBIT B


                              CONSENT AND AGREEMENT


         TECHNICAL OLYMPIC USA, INC. hereby consents to the provisions of this Amendment and the transactions contemplated herein, and hereby ratifies and confirms the Guaranty dated as of August 1, 2002 made by it for the benefit of Lender, and agrees that its obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.




                                          TECHNICAL OLYMPIC USA, INC.




                                          By:
                                              ---------------------------------
                                              Name:
                                              Title:



                                    FIRST AMENDMENT TO RESTATED CREDIT AGREEMENT